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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 16, 2003


                         DEUTSCHE ALT-A SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                 333-100676                    35-2184183
          --------                 ----------                    ----------
(STATE OR OTHER JURISDICTION      (COMMISSION                 (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)               IDENTIFICATION NO.)

     60 Wall Street
       New York, NY                                                10005
       ------------                                                -----
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010







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


                                       -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On or about August 28, 2003, the Registrant will cause the issuance and sale of approximately $244,910,350 initial principal amount of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2003-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and HSBC Bank USA, as trustee.

                  Collateral Term Sheet

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                      Not applicable.

                  (b) PRO FORMA Financial Information.
                      -------------------------------

                      Not applicable.

                  (c) Exhibits
                      --------


                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                                 DESCRIPTION
      -----------                      -----------                                 -----------
           1                               99.1                   Collateral Term Sheets (as defined in Item
                                                                  5) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of Deutsche ALT-A Securities,
                                                                  Inc. Alternative Loan Trust, Series
                                                                  2003-1. The Preliminary Structural and
                                                                  Collateral Term Sheet has been filed on
                                                                  paper pursuant to a continuing hardship
                                                                  exemption from certain electronic
                                                                  requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 5, 2003


                                         DEUTSCHE ALT-A SECURITIES, INC.


                                         By: /s/ Steve Katz
                                             ---------------------------
                                         Name:   Steve Katz
                                         Title:  Vice President


                                         By: /s/ Eric Londa
                                             ---------------------------
                                         Name:   Eric Londa
                                         Title:  Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99.1                           Collateral Term Sheets.         6
                                                                  The preliminary
                                                                  Structural and
                                                                  Collateral Term Sheet
                                                                  has been filed on paper
                                                                  pursuant to a continuing
                                                                  hardship exemption from
                                                                  certain electronic
                                                                  requirements.